Exhibit 10.18

DECEMBER 17, 2009

PTAS	*501043514A*
KNOBBE MARTENS OLSON & BEAR LLP
2040 MAIN STREET
FOURTEENTH FLOOR
IRVINE, CA 92614

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE.  A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE.  THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM.  IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350.  PLEASE SEND REQUEST FOR CORRECTION TO:  U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP:  ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/16/2009	REEL/FRAME: 023664/0996
NUMBER OF PAGES: 3

BRIEF:  ASSIGNMENT OF ASSIGNOR’S INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER:  IRAD.007A

ASSIGNOR:
SUSI, ROGER	DOC DATE: 12/15/2009

ASSIGNEE:

IRADIMED CORPORATION

7457 ALOMA AVENUE

SUITE 201

WINTER PARK, FLORIDA 32792

SERIAL NUMBER: 12639825	FILING DATE: 06/17/2002
PATENT NUMBER:	ISSUE DATE:

TITLE:                 SYSTEMS AND METHODS FOR INDICATING STATUS OF A PHYSIOLOGICAL PARAMETER

023664/0996     PAGE 2

ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

ASSIGNMENT AGREEMENT

WHEREAS, I, Roger Susi, a United States citizen, have invented certain new and useful improvements in SYSTEMS AND METHODS FOR INDICATING STATUS OF A PHYSIOLOGICAL PARAMETER for which I have executed an application for Letters Patent in the United States, filed on even date herewith;

AND WHEREAS, IRADIMED CORPORATION (hereinafter “ASSIGNEE”), an Oklahoma Corporation, with its principal place of business at 7457 Aloma Avenue, Suite 201, Winter Park, FL 32792, desires to acquire the entire right, title, and interest in and to said improvements and said Application:

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to me in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, I, said inventor, do hereby acknowledge that I have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto said ASSIGNEE, its successors, legal representatives and assigns, the entire right, title, and interest throughout the world in, to and under said improvements, and said application including all provisional applications relating thereto (including but not limited to U.S. Provisional Applications, filed (respectively if plural applications)), and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof;·and I hereby authorize and request the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements to said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

AND I DO HEREBY sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but·not limited to, the right to sue for, collect, ·and retain damages for past infringements of said Letters Patent before or after issuance.

AND I HEREBY covenant and agree that I will communicate to said ASSIGNEE, its successors, legal representatives and assigns, any facts known to me respecting said ·improvements, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for said improvements in all countries.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 15 day of December, 2009.

/s/ Roger Susi
Roger Susi

STATE OF	}
	}	ss.
COUNTY OF	}

On 15 December, before me, Chris Williamson, notary public, personally appeared Roger Susi who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]	/s/ Christopher Williamson
Notary Signature